SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): January 16, 2002



                           UNITED ROAD SERVICES, INC.
             (Exact name of Registrant as specified in its charter)



               Delaware                 000-24019            94-3278455
    (State or Other Jurisdiction of    (Commission         (IRS Employer
            Incorporation)             File Number)     Identification No.)



         17 Computer Drive West, Albany, New York        12205
         (Address of Principal Executive Offices)      (Zip Code)


        Registrant telephone number, including area code: (518) 446-0140

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Item 5.  Other Events

         On January 16, 2002, United Road Services, Inc. (the "Company") issued a press release announcing that the Company had acquired the stock of Auction Transport, Inc., formerly a subsidiary of Manheim Services Corporation. A copy of the press release is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 28th day of January, 2002.

UNITED ROAD SERVICES, INC.



By:      /s/ Patrick J. Fodale
         -----------------------------------------------------
         Name:   Patrick J. Fodale
         Title:  Chief Financial Officer

                                INDEX TO EXHIBITS

99.1     Press Release of United Road Services, Inc., dated as of
         January 16, 2002.